SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
                                      1934


        Date of report (Date of earliest event reported):  March 6, 2006




                           Blue Wireless & Data, Inc.
                           --------------------------
             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)



               000-26235                            54-1921580
               ---------                            ----------
     (Commission File Number)          (I.R.S. Employer Identification No.)


             3001 Knox Street, Suite 401 Dallas, Texas        75205
             ------------------------------------------       ------
             (Address of Principal Executive Offices)       (Zip Code)


                                 (214) 744-0353
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.01. CHANGE OF REGISTRANT'S CERTIFYING ACCOUNTANT

On March 6, 2006, the firm of Davis Kinard & Co., P.C. ("Davis Kinard") resigned as the Company's independent auditors for the fiscal year ending September 30, 2005.

The reports of Davis Kinard on the Company's financial statements for the past two fiscal years (2003 and 2004) contained an explanatory paragraph expressing substantial doubt with respect to the Company's ability to continue as a going concern.

There have been no disagreements with Davis Kinard, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Davis Kinard's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

The Company has provided Davis Kinard a copy of the disclosures it is making in response to this item and requested that Davis Kinard furnish to the Commission a letter stating whether such firm agrees with the Company's statements in this Report on Form 8-K/A. Davis Kinard has furnished such letter to the Commission and a copy is attached hereto and incorporated herein by this reference as
Exhibit 16.

The Company will file another Form 8-K upon the engagement of a new independent accountant.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16: Letter from Davis Kinard & Co., P.C.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     Blue  Wireless  &  Data,  Inc.
                                     ------------------------------
(Registrant)

Date:  March 15, 2006                By: /s/ Scott Sewell
       --------------                ----------------------
                                     Scott Sewell,
                                     Chief Executive Officer